Filed pursuant to Rule 497(a) under the
Securities Act of 1933, as amended, File No. 333-165775
Rule 482 ad
Kayne Anderson MLP Investment Company Prices Public Offering of Mandatory Redeemable Preferred Shares
Houston, TX — May 4, 2011 — Kayne Anderson MLP Investment Company (the “Company”) (NYSE: KYN) announced the pricing of a public offering of preferred stock. The Company agreed to sell 4,000,000 shares of Series D Mandatory Redeemable Preferred Shares (“Series D MRP Shares”) at a price of $25.00 per share. The Series D MRP Shares pay cash dividends at a rate of 4.95% per annum and have a mandatory redemption date of June 1, 2018. The Company will use the net proceeds from the offering of approximately $98 million to repay borrowings under its revolving credit facility, to make additional portfolio investments that are consistent with its investment objectives and policies and for general corporate purposes. The offering is scheduled to close on May 10, 2011.
BofA Merrill Lynch, Citi, Wells Fargo Securities, and RBC Capital Markets are joint book-running managers. A copy of the prospectus supplement and base prospectus relating to the offering may be obtained from the following addresses:

Merrill Lynch, Pierce, Fenner & Smith Incorporated	Citi
Attn: Prospectus Department	Attn: Prospectus Department
100 West 33rd Street, 3rd Floor	Brooklyn Army Terminal
New York, NY 10001	140 58th Street, 8th Floor
Email: dg.prospectus_requests@baml.com	Brooklyn, NY 11220
Telephone: 800-831-9146
Email: batprospectusdept@citi.com

Wells Fargo Securities, LLC	RBC Capital Markets
1525 West W.T. Harris Blvd, NC0675	3 World Financial Center
Charlotte, NC 28262	200 Vesey Street
Attention: Syndicate Operations	New York, NY 10281
Telephone: (800) 326-5897	Telephone: (866) 375-6829
The offering is made pursuant to an existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering of these securities will be made only by means of a prospectus.
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Kayne Anderson MLP Investment Company is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, whose common stock is traded on the NYSE. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.
CONTACT:
KA Fund Advisors, LLC
Monique Vo, 877-657-3863
http://www.kaynefunds.com